SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) January 9, 1997



                          BROWN GROUP, INC.
       (Exact name of registrant as specified in its charter)



                               New York
    (State or other jurisdiction of incorporation or organization)


          1-2191                                  43-0197190
(Commission File Number)               (IRS Employer Identification Number)


8300 Maryland Avenue
St. Louis, Missouri                               63105
(Address of principal executive offices)          (Zip Code)



                           (314) 854-4000
         (Registrant's telephone number, including area code)



                           NOT APPLICABLE
     (Former name, former address and former fiscal year, if changed since last report)



                          Page 1 of 121 Pages


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Item 2. Acquisition or Disposition of Assets

        On January 9, 1997, Brown Group, Inc. (the "Company") entered into a bank credit agreement (the "Credit Agreement") with NationsBanc Capital Markets, Inc. (formerly The Boatmen's National Bank of St. Louis), and First Chicago Capital Markets, Inc., as Co-Agents, to provide $155 million in available financing and committed letter-of-credit backing. The Credit Agreement, which replaced the Company's former bank credit agreement for $200 million, includes a LIBOR-based borrowing option. The Credit Agreement also contains covenants which, among other things, require the maintenance of certain financial ratios related to fixed charge coverage, consolidated tangible net worth, and long term debt-to-capital. The Credit Agreement is for a term of three years.

Item 5. Other Events

        On January 9, 1997, the Company entered into a supplemental indenture (the "First Supplemental Indenture") between Brown Group, Inc., certain of its direct and indirect wholly-owned subsidiaries, (Brown Group International, Inc., Brown Group Retail, Inc., Pagoda Trading Company, Inc., and Sidney Rich Associates, Inc., collectively the "Guarantors"), and State Street Bank and Trust Company, as Trustee, supplementing the Indenture dated October 1, 1996 between the Company and State Street Bank and Trust Company, as Trustee, (the "Indenture"). The First Supplemental Indenture provides that each of the Guarantors jointly and severally and unconditionally guarantees the prompt payment of the principal of and interest on the securities issued under the Indenture, in accordance with the terms thereof.

Item 7. Financial Statements, Pro Forma Information and Exhibits

        Exhibit No.      Description of Exhibit

        4 (a)            Credit Agreement, dated as of January 9,
                         1997, between the Company and
                         NationsBanc Capital Markets, Inc.
                         (formerly The Boatmen's National Bank of
                         St. Louis) and First Chicago Capital
                         Markets, Inc., as Co-Agents.

        4 (b) First Supplemental Indenture dated as of January 9, 1997, between Brown Group, Inc., Brown Group International, Inc., Brown Group Retail, Inc., Pagoda Trading Company, Inc., Sidney Rich Associates, Inc., and State Street Bank and Trust Company, as Trustee.

        99.1             Press release dated January 13, 1997.



                          SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BROWN GROUP, INC.
                                (Registrant)




                            By /s/ H. E. Rich
                            Executive Vice President and
                            Chief Financial Officer


Date: January 17, 1997
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